UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 9, 2017 (November 7, 2017)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	39-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	39-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2017, the Company’s Board of Directors (the “Board”) increased the size of the Board from seven members to eight members and, upon the recommendation of the Nominating/Corporate Governance Committee, elected Denise Olsen to serve as a director of the Company until the Company’s 2018 annual meeting of stockholders and appointed Ms. Olsen to serve on the Audit Committee of the Board. Effective upon her appointment, Ms. Olsen became eligible to receive the standard compensation provided by the Company to its other non-employee directors, as most recently disclosed in the Company’s proxy statement for its 2017 annual meeting of stockholders.

Item 7.01: Regulation FD Disclosure.

On November 7, 2017, the Company issued a press release with respect to the election of Ms. Olsen as a director of the Company. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.

The information furnished in this report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	First Industrial Realty Trust, Inc. Press Release dated November 7, 2017 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer

Name:	Daniel J. Hemmer

Its:	General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

	By:	/s/ Daniel J. Hemmer

Name:	Daniel J. Hemmer

Its:	General Counsel

Date: November 9, 2017